Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 29, 2012, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A

Summary of Key Information

Investment Objective
The fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.79%

VHI-ISUM-041013                                                             Page 1 of 3

MFS High Income Series

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$81	$252	$439	$978

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests directly and/or indirectly through investment in mutual funds advised by MFS at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

Debt instruments include corporate bonds, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.

MFS may invest up to 100% of the fund’s assets directly or indirectly in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest the fund’s assets in foreign securities.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS may also consider top-down factors.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, they would reduce the returns shown.

MFS High Income Series

Initial Class Bar Chart.
The total return for the three-month period ended March 31, 2012 was 5.31%. During the period(s) shown in the bar chart, the highest quarterly return was 18.19% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (19.97)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2011)

Share Class	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	4.10%	4.82%	6.54%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index	4.96%	7.74%	8.96%
Barclays Capital U.S. High-Yield Corporate Bond Index	4.98%	7.54%	8.85%

Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index because the adviser believes the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index better reflects the fund's investment strategies.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
William J. Adams	2011	Investment Officer of MFS
David P. Cole	2006	Investment Officer of MFS

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

The Board of Trustees of the fund has approved the proposed reorganization of the fund into the MFS High Yield Portfolio. The proposed transaction is subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in August 2013. No assurance can be given that the reorganization will occur.

A full description of the MFS High Yield Portfolio and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the fund on or about June 14, 2013.

In light of the proposed transaction, sales of fund shares and exchanges into this fund are expected to be suspended on or about August 14, 2013.

Taxes
Because shares of the fund are offered to insurance company separate accounts, qualified retirement plans and pension plans, and other eligible investors, you should consult with the insurance company that issued your contract, plan sponsor, or other eligible investor through which your investment in the fund is made to understand the tax treatment of your investment.

Payments to Financial Intermediaries
If you purchase the fund through an insurance company, plan sponsor, broker-dealer, or other financial intermediary, the fund, MFS, and its affiliates may make payments to insurance companies, plan sponsors, other financial intermediaries, and all of their affiliates for distribution and/or other services. These payments may create a conflict of interest for the insurance company, plan sponsor, or other financial intermediary to include the fund as an investment option in their product or to recommend the fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary's or insurance company's Web site, for more information.